      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2005
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  METLIFE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                  13-4075851
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


             200 PARK AVENUE
            NEW YORK, NEW YORK                             10166-0188
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


      If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

      If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

      Securities Act registration statement file number to which this form relates: 333-124358


                                 --------------

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

   TITLE OF EACH CLASS                            NAME OF EACH EXCHANGE ON WHICH
   TO BE SO REGISTERED                            EACH CLASS IS TO BE REGISTERED
6.375% COMMON EQUITY UNITS                            NEW YORK STOCK EXCHANGE

     Securities to be registered pursuant to Section 12(g) of the Act: None

================================================================================
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ITEM 1. DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

      The class of securities to be registered is 6.375% Common Equity Units of MetLife, Inc.

      For a description of the securities to be registered hereunder, reference is made to the Prospectus dated April 27, 2005 (Registration No. 333-124358), as supplemented by the related Prospectus Supplement, dated June 15, 2005, both of which are incorporated herein by reference and made part of this Registration Statement.

ITEM 2. EXHIBITS.

      3.1 Amended and Restated Certificate of Incorporation of MetLife, Inc., incorporated by reference to Exhibit 3.1 to MetLife, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

      3.2 Amended and Restated By-Laws, effective July 27, 2004, of MetLife, Inc. incorporated by reference to Exhibit 3.2 to MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

      4.1 Form of Stock Purchase Contract Agreement.

      4.2 Form of Normal Common Equity Unit Certificate (included in Exhibit
4.1).

      4.3 Form of Stripped Common Equity Unit Certificate (included in Exhibit 4.1).

      4.4 Form of Pledge Agreement.

      4.5 Form of Indenture between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.) relating to Subordinated Debt Securities (the "Subordinated Indenture"), incorporated by reference to Exhibit 4.2 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital Trust III's Registration Statement on Form S-3 (Nos. 333-61282, 333-61282-01 and 333-61282-02) (the "2001 S-3 Registration Statement").

      4.6 Form of First Supplemental Indenture to the Subordinated Indenture.

      4.7 Form of Series A Debenture (included in Exhibit 4.6).

      4.8 Form of Second Supplemental Indenture to the Subordinated Indenture.

      4.9 Form of Series B Debenture (included in Exhibit 4.8).

      4.10 Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.6 to the 2001 S-3 Registration Statement.

      4.11 Certificate of Amendment to Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.5 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital Trust III's Registration Statement on Form S-3, Registration Nos. 333-112073, 333-112073-02 and 333-112073-01 (the
"2004 S-3 Registration Statement").

      4.12 Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.7 to the 2001 S-3 Registration Statement.

      4.13 Certificate of Amendment to Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.6 to the 2004 S-3 Registration Statement.

      4.14 Declaration of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.5 to the 2001 S-3 Registration Statement.

      4.15 Declaration of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.5 to the 2001 S-3 Registration Statement.


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      4.16 Form of Amended and Restated Declaration of Trust of MetLife Capital
Trust II.

      4.17 Form of Amended and Restated Declaration of Trust of MetLife Capital Trust III.

      4.18 Form of Guarantee Agreement relating to MetLife Capital Trust II.

      4.19 Form of Guarantee Agreement relating to MetLife Capital Trust III.


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                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        METLIFE, INC.

Date: June 20, 2005

                                        By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                               Name:  Gwenn L. Carr
                                               Title: Senior Vice President and
                                                      Secretary


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
                                INDEX TO EXHIBITS

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
3.1                     Amended and Restated Certificate of Incorporation of
                        MetLife, Inc., incorporated by reference to Exhibit 3.1
                        to MetLife, Inc.'s Annual Report on Form 10-K for the
                        fiscal year ended December 31, 2000.

3.2 Amended and Restated By-Laws, effective July 27, 2004, of MetLife, Inc. incorporated by reference to Exhibit
                        3.2 to MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

4.1                     Form of Stock Purchase Contract Agreement.

4.2 Form of Normal Common Equity Unit Certificate (included in Exhibit 4.1).

4.3                     Form of Stripped Common Equity Unit Certificate
                        (included in Exhibit 4.1).

4.4                     Form of Pledge Agreement.

4.5                     Form of Indenture between MetLife, Inc. and J.P. Morgan
                        Trust Company, National Association (as successor to
                        Bank One Trust Company, N.A.) relating to Subordinated
                        Debt Securities (the "Subordinated Indenture"), incorporated by reference to Exhibit 4.2 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital
                        Trust III's Registration Statement on Form S-3 (Nos.
                        333-61282, 333-61282-01 and 333-61282-02) (the "2001 S-3
                        Registration Statement").

4.6                     Form of First Supplemental Indenture to the Subordinated
                        Indenture.

4.7                     Form of Series A Debenture (included in Exhibit 4.6).

4.8                     Form of Second Supplemental Indenture to the
                        Subordinated Indenture.

4.9                     Form of Series B Debenture (included in Exhibit 4.8).

4.10 Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.6 to the 2001 S-3
                        Registration Statement.

4.11                    Certificate of Amendment to Certificate of Trust of
                        MetLife Capital Trust II, incorporated by reference to
                        Exhibit 4.5 to MetLife, Inc.'s, MetLife Capital Trust
                        II's and MetLife Capital Trust III's Registration
                        Statement on Form S-3, Registration Nos. 333-112073,
                        333-112073-02 and 333-112073-01 (the "2004 S-3
                        Registration Statement").

4.12 Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.7 to the 2001 S-3
                        Registration Statement.

4.13                    Certificate of Amendment to Certificate of Trust of
                        MetLife Capital Trust III, incorporated by reference to
                        Exhibit 4.6 to the 2004 S-3 Registration Statement.

4.14 Declaration of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.5 to the 2001 S-3
                        Registration Statement.

4.15 Declaration of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.5 to the 2001 S-3
                        Registration Statement.

4.16                    Form of Amended and Restated Declaration of Trust of
                        MetLife Capital Trust II.

4.17                    Form of Amended and Restated Declaration of Trust of
                        MetLife Capital Trust III.

4.18                    Form of Guarantee Agreement relating to MetLife Capital
                        Trust II.

4.19                    Form of Guarantee Agreement relating to MetLife Capital
                        Trust III.


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